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EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 21, 2000 included in this Form 10-K into the Company's previously filed Registration Statements (File No. 333-94377 and 333-35500) on Form S-8.

                                             /s/ Arthur Andersen LLP

                                                 Arthur Andersen LLP


San Jose, California
June 29, 2000